UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2022

Date of reporting period:	June 1, 2021 – November 30, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Dynamic Asset Allocation Equity Fund

Semiannual report
11 | 30 | 21

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Equity Fund

Semiannual report
11 | 30 | 21

Message from the Trustees

January 10, 2022

Dear Fellow Shareholder:

In 2021, the stock market had another above-average year as corporate earnings rose. Bonds, on the other hand, had a subpar year amid higher inflation. The asset class is now adjusting to the U.S. Federal Reserve’s November decision to begin tapering its bond purchases.

The Covid-19 pandemic began nearly two years ago, and the emergence of new variants remains a concern. Fortunately, many companies have demonstrated the ability to adapt to this challenge and helped propel an economic recovery. Overall, we believe the economy will be supportive for financial markets in 2022. We expect U.S. gross domestic product to continue to grow this year, which should provide an encouraging backdrop for stocks as well as corporate, mortgage-backed, and municipal bonds.

Putnam investment professionals are actively managing your fund. They are analyzing potential investments, fundamental strengths, and risks, as the firm has done for more than 80 years. Their comments can be found in the interview section of this report.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See page 3 and pages 8–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Putnam Equity Blended Index is an unmanaged index administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD). See index descriptions on pages 12–13.

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This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/21. See page 2 and pages 8–9 for additional fund performance information. Index descriptions can be found on pages 12–13.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Dynamic Asset Allocation Equity Fund 3

How were market conditions during the six-month period?

Global financial markets had mixed results during the six-month period. Stocks were buoyed by a recovering economy, the lifting of mobility restrictions in many countries, and fiscal stimulus. However, risks including higher inflation, rising interest rates, China’s weaker economy, and Covid-19 variants percolated through the markets. For the six-month reporting period, the S&P 500 Index — a broad measure of U.S. stock performance — gained 9.38%. The MSCI World Index [ND], a broad measure of equity securities from developed countries, rose 4.76%.

In early November, Federal Reserve Chair Jerome Powell said the central bank would begin scaling back its monthly bond purchases. He added that Fed officials can be patient on raising interest rates and that tapering bond purchases does not signal higher rates any time soon. Other global central banks are also scaling back stimulus measures. The European Central Bank’s flagship pandemic bond-buying program is due to expire in March 2022. The rate-sensitive Bloomberg U.S. Aggregate Bond

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This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 11/30/21. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Dynamic Asset Allocation Equity Fund 5

Index, a measure of investment-grade [IG] corporate bonds, rose 1.02% for the period.

At the end of November, fresh concerns about the Omicron variant of Covid-19 pushed markets back into risk-off sentiment. Bonds gained as investors sought safe-haven investments. As a result, the yield on the benchmark 10-year U.S. Treasury note fell to 1.43% at the end of November 2021 after rallying to as high as 1.68% in October 2021.

How did the fund perform for the period?

The fund reported a return of 4.22%. The fund underperformed its custom benchmark, the Putnam Equity Blended Index, which gained 4.23%, and its primary benchmark, the all-equity Russell 3000 Index, a broad index of U.S. stocks, which rose 7.62%.

What investment decisions influenced the funds’ performance during the period?

Overall, our asset allocation decisions enhanced benchmark-relative performance. An underweight position in international equities relative to the benchmark and overweight positions in U.S. large-cap core and U.S. large-cap growth relative to the benchmark benefited performance. A slightly underweight position in emerging market equities relative to the benchmark led to a small gain. An overweight position in U.S. large-cap value relative to the benchmark slightly detracted from performance.

Active implementation decisions slightly aided benchmark-relative performance. Our quantitative strategies in U.S. large-cap core equities and international equities experienced strength over the period. In quantitative strategies, our team analyzes stock market history to identify characteristics of stocks [factors]

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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that have excess risk-adjusted returns. During the period, research and development and earnings momentum factors outperformed. Our fundamental U.S. large-cap value and emerging market equity strategies also led performance higher. The above-described gains were mostly offset by weakness from strategic global macroeconomic trades. Our fundamental U.S. large-cap growth strategy also detracted from performance.

What is your near-term outlook for the markets?

Despite recent volatility, financial markets have recovered significantly in 2021. The stimulative monetary and fiscal policy backdrop among the Group of Ten [G-10] advanced countries, historically strong earnings, positive economic data, and ample liquidity fueled the performance of financial markets. While we remain optimistic about the recovery, we anticipate more volatility ahead due to the uncertainties around new Covid-19 variants, central bank policy, and inflation. In late November, Fed Chair Jerome Powell warned that the Fed will discuss speeding up the pace of bond tapering due to heightened inflationary pressures.

Given the current environment, our outlook for equities is neutral. This view is supported by what we view as a move past peak earnings growth and increased expectations for a shift in central bank policy, including the likelihood of higher interest rates in 2022. While we maintain a positive disposition toward equities, we feel risks have become more balanced.

In fixed income, our outlook on credit is also neutral. Given that spreads have been hovering at the tight end of their recent range, and volatility and defaults are extremely low, we expect an uptick in volatility and thus a lower risk-adjusted return as opposed to a substantial widening in spreads. Additionally, fund flows into high-yield bonds have recently reversed the strong inflow trend from last year. Our outlook on rate-sensitive fixed income is slightly bearish. Real yields are still exceptionally low, and we expect that U.S. monetary policy is likely to only move in one direction from here. Furthermore, global benchmark yields have moved off their recent lows. Against this backdrop, we continue to have conviction in our investment strategies.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2021, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (1/23/09)
Before sales charge	13.94%	239.30%	12.99%	90.56%	13.76%	55.36%	15.82%	22.25%	4.22%
After sales charge	13.42	219.79	12.33	79.60	12.42	46.43	13.55	15.22	–1.77
Class P (8/31/16)
Net asset value	14.05	243.23	13.13	92.63	14.01	56.40	16.08	22.46	4.35

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge, levied at the time of purchase. Class P shares have no initial sales charge or CDSC. Performance for class P shares prior to their inception is derived from the historical performance of class A shares and has not been adjusted for the lower investor servicing fees applicable to class P shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 11/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Russell 3000 Index	16.60%	339.27%	15.95%	124.08%	17.51%	73.67%	20.20%	26.34%	7.62%
Putnam Equity
Blended Index*	14.74	261.83	13.72	105.62	15.51	62.67	17.61	21.81	4.23
Lipper Multi-Cap
Core Funds category	14.87	279.90	14.11	103.31	15.08	62.69	17.45	23.75	5.29
average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Putnam Equity Blended Index is an unmanaged index administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD). See index descriptions on pages 12–13.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/21, there were 658, 633, 580, 505, 337, and 271 funds, respectively, in this Lipper category.

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Fund price and distribution information For the six-month period ended 11/30/21

	Class A		Class P
	Before	After	Net
	sales	sales	asset
Share value	charge	charge	value
5/31/21	$15.86	$16.83	$15.86
11/30/21	16.53	17.54	16.55

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (1/23/09)
Before sales charge	14.17%	250.74%	13.37%	93.50%	14.11%	75.35%	20.59%	20.98%	5.69%
After sales charge	13.65	230.58	12.70	82.38	12.77	65.27	18.23	14.02	–0.39
Class P (8/31/16)
Net asset value	14.27	254.73	13.50	95.62	14.36	76.26	20.79	21.18	5.73

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class P
Net expenses for the fiscal year ended 5/31/21*	0.87%	0.63%
Total annual operating expenses for the fiscal year ended 5/31/21	1.22%	0.98%
Annualized expense ratio for the six-month period ended 11/30/21	0.83%	0.61%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 9/30/22.

Dynamic Asset Allocation Equity Fund 9

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/21 to 11/30/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class P
Expenses paid per $1,000*†	$4.25	$3.12
Ending value (after expenses)	$1,042.20	$1,043.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (183); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/21, use the following calculation method. To find the value of your investment on 6/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class P
Expenses paid per $1,000*†	$4.20	$3.09
Ending value (after expenses)	$1,020.91	$1,022.01

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (183); and then dividing that result by the number of days in the year (365).

10 Dynamic Asset Allocation Equity Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

International investing involves currency, economic, and political risks. Emerging market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Dynamic Asset Allocation Equity Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Gross total return (GD) indexes reinvest as much as possible of a company’s dividend distributions.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Equity Blended Index is an unmanaged index representing global stock market performance, and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve

12 Dynamic Asset Allocation Equity Fund

or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2021, Putnam employees had approximately $565,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2021. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater

Dynamic Asset Allocation Equity Fund 15

scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2020. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds of 20 basis points, and, in the case of your fund, 2 basis points, on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2020. However, in the case of your fund, both expense limitations applied during its fiscal year ending in 2020. Putnam Management and PSERV have agreed to maintain these expense limitations until at least September 30, 2022. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the

16 Dynamic Asset Allocation Equity Fund

investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees noted that The Putnam Funds’ performance was solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes and 14th out of 50 complexes, respectively. In

Dynamic Asset Allocation Equity Fund 17

addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2020 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Multi-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2020 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	4th
Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2020, there were 660, 593 and 514 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the three-year and five-year periods ended December 31, 2020. The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. The Trustees also considered that Putnam Management has made changes in light of subpar investment performance when warranted. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities

18 Dynamic Asset Allocation Equity Fund

and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Dynamic Asset Allocation Equity Fund 19

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 Dynamic Asset Allocation Equity Fund

The fund’s portfolio 11/30/21 (Unaudited)

COMMON STOCKS (90.7%)*	Shares	Value
Advertising and marketing services (0.1%)
Omnicom Group, Inc.	412	$27,732
Publicis Groupe SA (France)	464	30,073
		57,805
Aerospace and defense (1.3%)
CAE, Inc. (Canada) †	1,297	31,170
General Dynamics Corp.	1,062	200,686
Lockheed Martin Corp.	1,118	372,652
Northrop Grumman Corp.	901	314,269
Raytheon Technologies Corp.	2,655	214,843
TransDigm Group, Inc. †	50	28,903
		1,162,523
Agency (—%)
Poste Italiane SpA (Italy)	1,949	24,563
		24,563
Agriculture (0.2%)
Corteva, Inc.	4,410	198,450
		198,450
Airlines (0.3%)
Copa Holdings SA Class A (Panama) †	640	44,749
Southwest Airlines Co. †	4,201	186,524
		231,273
Automotive (2.3%)
Ford Motor Co. †	26,444	507,460
General Motors Co. †	4,735	274,014
Porsche Automobil Holding SE (Preference) (Germany)	688	57,850
Stellantis NV (Italy)	6,414	109,525
Tesla, Inc. †	611	699,449
Toyota Motor Corp. (Japan)	500	8,883
United Rentals, Inc. †	395	133,802
Volkswagen AG (Preference) (Germany)	108	19,791
Volvo AB (Sweden)	4,303	92,812
Yamaha Motor Co., Ltd. (Japan)	2,400	60,413
		1,963,999
Banking (5.1%)
Banco Bilbao Vizcaya Argenta (Spain)	17,836	94,517
Bank Leumi Le-Israel BM (Israel)	9,786	94,460
Bank of America Corp.	11,107	493,928
Bank of Ireland Group PLC (Ireland) †	10,982	59,453
BNP Paribas SA (France)	1,038	64,439
BOC Hong Kong Holdings, Ltd. (Hong Kong)	13,500	40,770
Citigroup, Inc.	14,164	902,247
Commonwealth Bank of Australia (Australia)	747	49,083
DBS Group Holdings, Ltd. (Singapore)	5,600	122,345
HDFC Bank, Ltd. (India)	4,212	83,521
ICICI Bank, Ltd. (India)	15,456	146,401
Israel Discount Bank, Ltd. Class A (Israel) †	7,685	46,919
JPMorgan Chase & Co.	7,884	1,252,216
KeyCorp	3,088	69,295

Dynamic Asset Allocation Equity Fund 21

COMMON STOCKS (90.7%)* cont.	Shares	Value
Banking cont.
Mitsubishi UFJ Financial Group, Inc. (Japan)	13,100	$69,176
PNC Financial Services Group, Inc. (The)	1,023	201,531
Sberbank of Russia PJSC ADR (Russia)	8,126	137,289
Skandinaviska Enskilda Banken AB (Sweden)	4,903	71,301
State Street Corp.	1,121	99,735
Sumitomo Mitsui Financial Group, Inc. (Japan)	3,407	111,179
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1,300	40,801
TCS Group Holding PLC GDR 144A (Cyprus)	1,016	97,106
United Overseas Bank, Ltd. (Singapore)	2,900	53,936
		4,401,648
Beverage (1.3%)
Asahi Group Holdings, Ltd. (Japan)	1,000	37,171
Carlsberg A/S Class B (Denmark)	495	77,277
Coca-Cola Co. (The)	679	35,614
Coca-Cola Europacific Partners PLC (United Kingdom)	1,283	63,342
Coca-Cola HBC AG (Switzerland)	2,816	86,679
Constellation Brands, Inc. Class A	1,308	294,732
Diageo PLC (United Kingdom)	2,052	103,419
Endeavour Group, Ltd./Australia (Australia)	3,789	18,301
Keurig Dr Pepper, Inc.	4,386	149,080
PepsiCo, Inc.	1,407	224,810
		1,090,425
Biotechnology (1.6%)
Abcam PLC (United Kingdom) †	1,817	40,969
Amgen, Inc.	136	27,048
Biogen, Inc. †	698	164,547
Incyte Corp. †	1,891	128,059
Moderna, Inc. †	800	281,944
Oxford Nanopore Technologies PLC (United Kingdom) †	2,901	26,621
Regeneron Pharmaceuticals, Inc. †	648	412,471
Vertex Pharmaceuticals, Inc. †	1,397	261,155
		1,342,814
Building materials (0.1%)
Owens Corning	988	83,822
		83,822
Cable television (0.7%)
Charter Communications, Inc. Class A †	305	197,115
Comcast Corp. Class A	6,416	320,671
Liberty Global PLC Class C (United Kingdom) †	2,599	69,237
		587,023
Chemicals (1.7%)
Akzo Nobel NV (Netherlands)	375	39,347
Arkema SA (France)	315	41,188
Asian Paints, Ltd. (India)	1,883	78,565
Axalta Coating Systems, Ltd. †	1,976	59,912
Brenntag AG (Germany)	886	76,036
Covestro AG (Germany)	1,397	78,954
Dow, Inc.	516	28,344
DuPont de Nemours, Inc.	4,023	297,541

22 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (90.7%)* cont.	Shares	Value
Chemicals cont.
Eastman Chemical Co.	2,043	$213,064
LANXESS AG (Germany)	337	19,605
Linde PLC	227	72,572
Nitto Denko Corp. (Japan)	300	20,870
PPG Industries, Inc.	936	144,303
Sherwin-Williams Co. (The)	603	199,737
Shin-Etsu Chemical Co., Ltd. (Japan)	400	66,874
		1,436,912
Commercial and consumer services (1.9%)
Adecco Group AG (Switzerland)	194	9,000
Allfunds Group PLC (United Kingdom) †	2,119	34,905
Amadeus IT Holding SA Class A (Spain) †	782	50,049
Aramark	3,353	111,990
Booking Holdings, Inc. †	14	29,426
Brambles, Ltd. (Australia)	5,818	41,196
CK Hutchison Holdings, Ltd. (Hong Kong)	5,000	31,322
CoStar Group, Inc. †	1,378	107,153
Gartner, Inc. †	661	206,397
Kakao Corp. (South Korea)	571	58,114
Mastercard, Inc. Class A	994	313,030
Nielsen Holdings PLC	1,915	36,691
PayPal Holdings, Inc. †	2,211	408,792
SGS SA (Switzerland)	23	69,515
Sofina SA (Belgium)	33	15,258
Square, Inc. Class A †	533	111,040
		1,633,878
Computers (5.7%)
Apple, Inc.	20,587	3,403,031
Check Point Software Technologies, Ltd. (Israel) †	247	27,494
Cisco Systems, Inc./California	6,865	376,477
Dropbox, Inc. Class A †	3,279	80,696
Dynatrace, Inc. †	1,240	77,934
Fortinet, Inc. †	1,052	349,380
Fujitsu, Ltd. (Japan)	500	82,606
Logitech International SA (Switzerland)	315	24,979
ServiceNow, Inc. †	341	220,866
Synopsys, Inc. †	746	254,386
		4,897,849
Conglomerates (0.2%)
3M Co.	556	94,542
AMETEK, Inc.	690	94,185
General Electric Co.	271	25,742
		214,469
Construction (0.8%)
Compagnie De Saint-Gobain (France)	2,722	172,409
CRH PLC (Ireland)	5,922	288,265
Eiffage SA (France)	442	41,009
Fortune Brands Home & Security, Inc.	801	80,525
Holcim, Ltd. (Switzerland)	1,563	75,412
		657,620

Dynamic Asset Allocation Equity Fund 23

COMMON STOCKS (90.7%)* cont.	Shares	Value
Consumer (0.2%)
LVMH Moet Hennessy Louis Vuitton SA (France)	148	$114,885
Pandora A/S (Denmark)	454	56,311
		171,196
Consumer cyclicals (—%)
Genting Singapore Ltd. (Singapore)	36,100	20,456
		20,456
Consumer finance (0.9%)
Capital One Financial Corp.	1,065	149,665
Discover Financial Services	89	9,599
Network International Holdings PLC (United Arab Emirates) †	10,067	35,742
OneMain Holdings, Inc.	1,256	62,536
SLM Corp.	3,470	61,697
Synchrony Financial	4,122	184,624
Visa, Inc. Class A	1,497	290,074
		793,937
Consumer goods (1.3%)
Colgate-Palmolive Co.	3,769	282,750
Estee Lauder Cos., Inc. (The) Class A	520	172,676
L’Oreal SA (France)	364	164,122
Procter & Gamble Co. (The)	3,384	489,259
Unilever PLC (United Kingdom)	422	21,640
		1,130,447
Consumer services (1.1%)
AfreecaTV Co., Ltd. (South Korea)	271	46,257
Airbnb, Inc. Class A †	908	156,666
JD.com, Inc. ADR (China) †	2,154	181,173
MercadoLibre, Inc. (Argentina) †	90	106,957
Netflix, Inc. †	91	58,413
Sea, Ltd. ADR (Singapore) †	434	125,022
Uber Technologies, Inc. †	5,330	202,540
ZOZO, Inc. (Japan)	3,100	97,918
		974,946
Containers (0.1%)
Crown Holdings, Inc.	686	72,579
		72,579
Distribution (0.3%)
Ferguson PLC (United Kingdom)	803	122,038
ITOCHU Corp. (Japan)	3,800	109,046
		231,084
Electric utilities (1.8%)
AES Corp. (The)	5,546	129,665
Ameren Corp.	1,020	83,222
American Electric Power Co., Inc.	3,322	269,249
CLP Holdings, Ltd. (Hong Kong)	7,500	73,351
E.ON SE (Germany)	1,941	23,987
Electricite De France SA (France)	4,143	58,221
Energias de Portugal (EDP) SA (Portugal)	12,855	70,441
Exelon Corp.	7,499	395,422
FirstEnergy Corp.	862	32,463

24 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (90.7%)* cont.	Shares	Value
Electric utilities cont.
Fortum OYJ (Finland)	2,798	$80,420
Public Service Enterprise Group, Inc.	420	26,246
Southern Co. (The)	3,667	224,054
SSE PLC (United Kingdom)	3,072	63,299
		1,530,040
Electrical equipment (0.8%)
ABB, Ltd. (Switzerland)	1,349	46,506
Allegion PLC (Ireland)	690	85,312
Daikin Industries, Ltd. (Japan)	400	81,246
Honeywell International, Inc.	1,394	281,923
Legrand SA (France)	1,021	111,622
Schneider Electric SA (France)	308	54,442
		661,051
Electronics (5.9%)
Advanced Micro Devices, Inc. †	1,418	224,569
ASPEED Technology, Inc. (Taiwan)	1,000	119,939
Brother Industries, Ltd. (Japan)	1,400	24,030
Cirrus Logic, Inc. †	422	33,836
Contemporary Amperex Technology Co., Ltd. Class A (China)	900	95,894
Garmin, Ltd.	935	124,860
Hoya Corp. (Japan)	1,400	221,179
Intel Corp.	615	30,258
Marvell Technology, Inc.	2,406	171,235
MediaTek, Inc. (Taiwan)	3,000	107,993
MinebeaMitsumi, Inc. (Japan)	2,200	57,955
nVent Electric PLC (United Kingdom)	621	21,629
NVIDIA Corp.	5,640	1,842,927
NXP Semiconductors NV	470	104,979
Omron Corp. (Japan)	600	57,845
Qualcomm, Inc.	5,652	1,020,525
Samsung Electronics Co., Ltd. (South Korea)	4,450	268,610
Samsung Electronics Co., Ltd. (Preference) (South Korea)	1,084	58,604
Shenzhen Inovance Technology Co., Ltd. Class A (China)	5,900	60,479
Shimadzu Corp. (Japan)	1,100	46,534
Techtronic Industries Co., Ltd. (TTI) (Hong Kong)	5,500	112,418
Texas Instruments, Inc.	528	101,571
Thales SA (France)	830	67,933
Vontier Corp.	3,153	99,351
		5,075,153
Energy (oil field) (0.1%)
Halliburton Co.	3,121	67,382
Schlumberger, Ltd.	729	20,908
		88,290
Entertainment (0.5%)
Live Nation Entertainment, Inc. †	1,213	129,366
Sony Group Corp. (Japan)	2,500	304,658
		434,024
Financial (0.8%)
3i Group PLC (United Kingdom)	3,433	63,127
Ally Financial, Inc.	3,246	148,764

Dynamic Asset Allocation Equity Fund 25

COMMON STOCKS (90.7%)* cont.	Shares	Value
Financial cont.
Apollo Global Management, Inc.	1,830	$129,527
Deutsche Boerse AG (Germany)	458	71,996
Hana Financial Group, Inc. (South Korea)	1,052	35,111
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	500	27,571
Partners Group Holding AG (Switzerland)	73	125,648
Radian Group, Inc.	4,054	82,580
		684,324
Food (0.5%)
Coles Group, Ltd. (Australia)	7,191	91,644
Dino Polska SA (Poland) †	681	56,429
Jeronimo Martins SGPS SA (Portugal)	2,227	48,545
Nestle SA (Switzerland)	1,061	136,395
NH Foods, Ltd. (Japan)	600	20,466
Tyson Foods, Inc. Class A	463	36,558
Yakult Honsha Co., Ltd. (Japan)	800	40,174
		430,211
Forest products and packaging (0.4%)
Avery Dennison Corp.	397	81,413
International Paper Co.	566	25,764
SIG Combibloc Group AG (Switzerland)	1,125	29,675
WestRock Co.	668	28,985
Weyerhaeuser Co. R	5,570	209,488
		375,325
Gaming and lottery (0.5%)
Aristocrat Leisure, Ltd. (Australia)	2,011	62,146
DraftKings, Inc. Class A †	3,323	114,810
Entain PLC (United Kingdom) †	3,050	67,432
Evolution AB (Sweden)	175	18,341
Flutter Entertainment PLC (Ireland) †	390	52,667
La Francaise des Jeux SAEM (France)	391	18,111
OPAP SA (Greece)	2,893	40,105
TABCORP Holdings, Ltd. (Australia)	7,145	25,062
		398,674
Health care services (2.4%)
AmerisourceBergen Corp.	787	91,095
Anthem, Inc.	636	258,362
Apollo Hospitals Enterprise, Ltd. (India)	2,048	155,140
Eurofins Scientific (Luxembourg)	436	55,708
HCA Healthcare, Inc.	926	208,896
ICON PLC (Ireland) †	194	52,471
IQVIA Holdings, Inc. †	1,380	357,599
Laboratory Corp. of America Holdings †	225	64,199
McKesson Corp.	2,104	456,063
Molina Healthcare, Inc. †	296	84,413
UnitedHealth Group, Inc.	487	216,335
WuXi AppTec Co., Ltd. Class H (China)	4,824	107,454
		2,107,735

26 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (90.7%)* cont.	Shares	Value
Homebuilding (0.3%)
Berkeley Group Holdings PLC (The) (United Kingdom)	432	$24,545
Daiwa House Industry Co., Ltd. (Japan)	2,100	61,364
PulteGroup, Inc.	3,561	178,157
		264,066
Household furniture and appliances (0.1%)
SEB SA (France)	125	18,558
Tempur Sealy International, Inc.	1,557	66,702
Whirlpool Corp.	147	32,008
		117,268
Industrial (0.5%)
Johnson Controls International PLC	5,702	426,281
		426,281
Insurance (2.2%)
Aflac, Inc.	1,433	77,583
AIA Group, Ltd. (Hong Kong)	11,200	117,845
Allianz SE (Germany)	614	133,845
Allstate Corp. (The)	696	75,669
American International Group, Inc.	2,744	144,334
Assured Guaranty, Ltd.	3,283	160,769
Athene Holding, Ltd. Class A †	1,411	115,589
Aviva PLC (United Kingdom)	15,864	80,865
AXA SA (France)	6,211	170,710
Dai-ichi Life Holdings, Inc. (Japan)	2,900	57,771
Direct Line Insurance Group PLC (United Kingdom)	10,174	36,532
Equitable Holdings, Inc.	3,246	102,119
Fidelity National Financial, Inc.	1,505	73,610
Gjensidige Forsikring ASA (Norway)	674	15,294
MetLife, Inc.	5,201	305,091
NN Group NV (Netherlands)	206	10,223
Principal Financial Group, Inc.	1,284	88,057
Prudential PLC (United Kingdom)	2,396	40,376
Unum Group	1,575	36,383
Zurich Insurance Group AG (Switzerland)	79	32,597
		1,875,262
Investment banking/Brokerage (1.5%)
Ameriprise Financial, Inc.	671	194,322
Goldman Sachs Group, Inc. (The)	2,221	846,179
Investor AB Class B (Sweden)	4,487	104,260
Morgan Stanley	890	84,390
SEI Investments Co.	429	25,581
		1,254,732
Leisure (0.1%)
Brunswick Corp.	749	70,339
		70,339
Lodging/Tourism (0.5%)
Hilton Worldwide Holdings, Inc. †	1,066	143,985
InterContinental Hotels Group PLC (United Kingdom) †	742	43,744
Marriott International, Inc./MD Class A †	1,391	205,256
Wyndham Hotels & Resorts, Inc.	474	37,674
		430,659

Dynamic Asset Allocation Equity Fund 27

COMMON STOCKS (90.7%)* cont.	Shares	Value
Machinery (1.2%)
AGCO Corp.	736	$81,115
Atlas Copco AB Class A (Sweden)	298	18,257
Caterpillar, Inc.	159	30,743
CNH Industrial NV (United Kingdom)	9,213	152,878
Cummins, Inc.	807	169,268
Deere & Co.	1,050	362,817
Otis Worldwide Corp.	598	48,079
Sandvik AB (Sweden)	4,112	101,680
Toro Co. (The)	358	36,000
		1,000,837
Manufacturing (0.7%)
Dover Corp.	193	31,623
Eaton Corp. PLC	944	152,985
GEA Group AG (Germany)	450	22,835
Oshkosh Corp.	337	36,261
Parker Hannifin Corp.	838	253,126
Textron, Inc.	1,227	86,872
		583,702
Media (0.4%)
FactSet Research Systems, Inc.	49	22,960
Interpublic Group of Cos., Inc. (The)	2,817	93,496
Universal Music Group NV (Netherlands)	5,912	169,155
Walt Disney Co. (The) †	581	84,187
		369,798
Medical services (—%)
Service Corp. International	506	33,477
		33,477
Medical technology (2.8%)
10x Genomics, Inc. Class A †	717	109,565
Abbott Laboratories	3,704	465,852
Align Technology, Inc. †	531	324,722
Bio-Techne Corp.	79	37,290
Boston Scientific Corp. †	730	27,791
Danaher Corp.	1,124	361,524
Edwards Lifesciences Corp. †	1,860	199,597
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	805	18,213
IDEXX Laboratories, Inc. †	203	123,438
Medtronic PLC	1,741	185,765
Sartorius Stedim Biotech (France)	102	60,115
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A (China)	900	50,856
Sonic Healthcare, Ltd. (Australia)	2,718	81,683
Sonova Holding AG (Switzerland)	268	100,829
Thermo Fisher Scientific, Inc.	404	255,663
		2,402,903
Metals (0.7%)
Anglo American PLC (United Kingdom)	2,604	95,323
BHP Group PLC (United Kingdom)	3,698	101,271
BlueScope Steel, Ltd. (Australia)	3,588	48,869

28 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (90.7%)* cont.	Shares	Value
Metals cont.
Freeport-McMoRan, Inc. (Indonesia)	6,330	$234,716
Rio Tinto PLC (United Kingdom)	1,771	109,041
		589,220
Miscellaneous (0.1%)
Centre Testing International Group Co., Ltd. Class A (China)	13,302	51,550
SK Square Co., Ltd. (South Korea) †	443	25,359
		76,909
Natural gas utilities (0.2%)
Kinder Morgan, Inc.	5,487	84,829
Osaka Gas Co., Ltd. (Japan)	1,600	25,886
Tokyo Gas Co., Ltd. (Japan)	1,500	25,751
		136,466
Oil and gas (2.4%)
BP PLC (United Kingdom)	22,178	96,026
Chevron Corp.	1,374	155,083
ConocoPhillips	3,424	240,125
DCC PLC (Ireland)	241	17,702
Enterprise Products Partners LP	3,771	80,662
EOG Resources, Inc.	540	46,980
Equinor ASA (Norway)	4,971	124,569
Exxon Mobil Corp.	5,269	315,297
Marathon Petroleum Corp.	1,951	118,718
Reliance Industries, Ltd. (India)	3,776	121,494
Reliance Industries, Ltd. 144A (India)	974	62,171
Royal Dutch Shell PLC Class A (Amsterdam Exchange) (United Kingdom)	7,969	166,803
Royal Dutch Shell PLC Class B (United Kingdom)	13,166	274,428
Targa Resources Corp.	1,663	85,861
Valero Energy Corp.	2,367	158,447
		2,064,366
Pharmaceuticals (4.2%)
AbbVie, Inc.	3,217	370,856
AstraZeneca PLC (United Kingdom)	889	97,535
AstraZeneca PLC ADR (United Kingdom)	3,600	197,388
Bristol-Myers Squibb Co.	10,435	559,629
DexCom, Inc. †	242	136,147
Eli Lilly and Co.	704	174,620
GlaxoSmithKline PLC (United Kingdom)	2,605	52,791
Hikma Pharmaceuticals PLC (United Kingdom)	1,029	30,248
Ipsen SA (France)	328	32,043
Johnson & Johnson	1,469	229,061
Lonza Group AG (Switzerland)	256	206,524
Merck & Co., Inc.	7,762	581,451
Merck KGaA (Germany)	826	205,004
Novartis AG (Switzerland)	2,385	190,647
Novo Nordisk A/S Class B (Denmark)	2,023	216,622
Ono Pharmaceutical Co., Ltd. (Japan)	1,000	22,065
Roche Holding AG (Switzerland)	594	232,476
Sanofi (France)	1,239	117,842
		3,652,949

Dynamic Asset Allocation Equity Fund 29

COMMON STOCKS (90.7%)* cont.	Shares	Value
Power producers (0.2%)
NRG Energy, Inc.	5,069	$182,585
		182,585
Publishing (0.1%)
New York Times Co. Class A	685	32,538
Thomson Reuters Corp. (Canada)	513	61,382
		93,920
Railroads (0.9%)
CSX Corp.	8,143	282,236
Union Pacific Corp.	2,288	539,144
		821,380
Real estate (1.5%)
AvalonBay Communities, Inc. R	136	32,486
Boston Properties, Inc. R	1,222	131,780
Brixmor Property Group, Inc. R	1,447	32,905
CBRE Group, Inc. Class A †	1,492	142,590
CK Asset Holdings, Ltd. (Hong Kong)	16,642	95,183
CubeSmart R	1,019	54,944
Dexus Property Group (Australia) R	4,074	32,058
Equity Lifestyle Properties, Inc. R	395	32,114
First Industrial Realty Trust, Inc. R	626	37,817
Gaming and Leisure Properties, Inc. R	4,748	214,230
Goodman Group (Australia) R	7,191	125,083
Invitation Homes, Inc. R	756	30,573
Jones Lang LaSalle, Inc. †	308	72,352
Lamar Advertising Co. Class A R	486	53,100
Life Storage, Inc. R	591	78,095
Link REIT (The) (Hong Kong) R	1,000	8,627
Persimmon PLC (United Kingdom)	745	27,041
Public Storage R	107	35,030
Simon Property Group, Inc. R	146	22,315
Sumitomo Realty & Development Co., Ltd. (Japan)	500	15,584
Sun Hung Kai Properties, Ltd. (Hong Kong)	3,000	36,471
		1,310,378
Regional Bells (0.1%)
AT&T, Inc.	3,165	72,257
		72,257
Restaurants (0.9%)
Chipotle Mexican Grill, Inc. †	70	115,039
Darden Restaurants, Inc.	724	99,876
Jubilant FoodWorks, Ltd. (India)	1,471	71,512
McDonald’s Corp.	1,208	295,477
Starbucks Corp.	1,145	125,538
Yum China Holdings, Inc. (China)	950	47,397
Yum! Brands, Inc.	342	42,011
		796,850
Retail (7.5%)
Amazon.com, Inc. †	632	2,216,468
BJ’s Wholesale Club Holdings, Inc. †	2,465	163,060
Home Depot, Inc. (The)	425	170,259

30 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (90.7%)* cont.	Shares	Value
Retail cont.
Industria de Diseno Textil SA (Inditex) (Spain)	1,125	$35,445
Koninklijke Ahold Delhaize NV (Netherlands)	3,747	125,723
Li Ning Co., Ltd. (China)	8,500	95,769
lululemon athletica, Inc. (Canada) †	398	180,855
Moncler SpA (Italy)	510	36,961
Nike, Inc. Class B	1,612	272,815
Nitori Holdings Co., Ltd. (Japan)	500	79,464
O’Reilly Automotive, Inc. †	922	588,383
Ross Stores, Inc.	336	36,654
Target Corp.	2,857	696,651
TJX Cos., Inc. (The)	8,507	590,386
Wal-Mart de Mexico SAB de CV (Mexico)	43,206	135,809
Walmart, Inc.	6,514	916,064
Wesfarmers, Ltd. (Australia)	2,921	117,392
		6,458,158
Semiconductor (1.3%)
Applied Materials, Inc.	889	130,852
ASML Holding NV (Netherlands)	233	182,578
Novatek Microelectronics Corp. (Taiwan)	4,000	65,881
Parade Technologies, Ltd. (Taiwan)	1,000	75,454
Renesas Electronics Corp. (Japan) †	5,000	62,533
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	24,000	510,599
Tokyo Electron, Ltd. (Japan)	100	52,553
		1,080,450
Shipping (0.2%)
A. P. Moeller-Maersck A/S Class B (Denmark)	11	33,271
Nippon Yusen KK (Japan)	1,200	77,959
United Parcel Service, Inc. Class B	295	58,519
		169,749
Software (8.2%)
Adobe, Inc. †	1,453	973,292
Atlassian Corp PLC Class A (Australia) †	599	225,416
Cadence Design Systems, Inc. †	2,651	470,446
Capcom Co., Ltd. (Japan)	1,500	37,366
Electronic Arts, Inc.	237	29,440
Intuit, Inc.	1,461	953,010
Manhattan Associates, Inc. †	356	55,593
Microsoft Corp.	10,251	3,388,878
Oracle Corp.	1,850	167,869
Oracle Corp. (Japan)	700	68,421
Pearl Abyss Corp. (South Korea) †	553	61,367
Sage Group PLC (The) (United Kingdom)	6,515	66,834
Tata Consultancy Services, Ltd. (India)	4,786	224,981
Totvs SA (Brazil)	13,281	74,864
Veeva Systems, Inc. Class A †	789	222,956
Workday, Inc. Class A †	140	38,392
		7,059,125
Staffing (—%)
ManpowerGroup, Inc.	414	37,107
		37,107

Dynamic Asset Allocation Equity Fund 31

COMMON STOCKS (90.7%)* cont.	Shares	Value
Technology (0.1%)
SoftBank Group Corp. (Japan)	1,500	$79,337
		79,337
Technology services (8.0%)
Accenture PLC Class A	2,541	908,153
Alibaba Group Holding, Ltd. (China) †	8,177	131,119
Alphabet, Inc. Class A †	606	1,719,797
Alphabet, Inc. Class C †	287	817,674
Capgemini SE (France)	610	141,093
DocuSign, Inc. †	1,132	278,880
Fidelity National Information Services, Inc.	2,871	300,020
Genpact, Ltd.	683	32,968
Globant SA (Argentina) †	258	68,373
GoDaddy, Inc. Class A †	1,485	104,202
IBM Corp.	245	28,690
Kyndryl Holdings, Inc. †	49	774
Meta Platforms, Inc. Class A †	2,098	680,717
NAVER Corp. (South Korea)	330	106,421
Nomura Research Institute, Ltd. (Japan)	2,400	102,898
Palo Alto Networks, Inc. †	425	232,449
Pinterest, Inc. Class A †	6,190	247,971
Roku, Inc. †	837	190,510
Salesforce.com, Inc. †	673	191,778
SCSK Corp. (Japan)	900	16,991
Tencent Holdings, Ltd. (China)	5,600	329,910
Thoughtworks Holding, Inc. †	1,079	31,507
Yandex NV Class A (Russia) †	1,560	112,227
Zebra Technologies Corp. Class A †	214	125,999
		6,901,121
Telecommunications (0.6%)
American Tower Corp. R	1,258	330,200
Koninklijke KPN NV (Netherlands)	17,054	50,282
SK Telecom Co., Ltd. (South Korea)	686	31,500
T-Mobile US, Inc. †	830	90,312
		502,294
Telephone (0.8%)
Deutsche Telekom AG (Germany)	6,562	116,041
KDDI Corp. (Japan)	3,900	113,582
Verizon Communications, Inc.	8,407	422,620
		652,243
Textiles (0.2%)
Hermes International (France)	85	159,388
		159,388
Tire and rubber (0.1%)
CIE Generale Des Etablissements Michelin SCA (France)	646	95,427
		95,427
Tobacco (0.6%)
Imperial Brands PLC (United Kingdom)	4,026	82,453
Philip Morris International, Inc.	4,100	352,354
Swedish Match AB (Sweden)	5,898	43,046
		477,853

32 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (90.7%)* cont.	Shares	Value
Toys (0.1%)
Nintendo Co., Ltd. (Japan)	300	$133,242
		133,242
Transportation services (0.3%)
Deutsche Post AG (Germany)	3,112	183,963
Nippon Express Co., Ltd. (Japan)	200	11,374
Ryder System, Inc.	464	38,549
Yamato Holdings Co., Ltd. (Japan)	1,600	35,335
		269,221
Trucks and parts (0.1%)
Allison Transmission Holdings, Inc.	778	26,911
Koito Manufacturing Co., Ltd. (Japan)	900	51,677
		78,588
Waste Management (0.1%)
Clean Harbors, Inc. †	342	34,692
Republic Services, Inc.	530	70,098
		104,790
Total common stocks (cost $54,142,313)		$78,049,242

INVESTMENT COMPANIES (3.1%)*	Shares	Value
iShares Core MSCI Emerging Markets ETF	1,758	$105,691
iShares Russell 1000 Value ETF	1,591	252,444
SPDR S&P 500 ETF Trust S	4,448	2,026,330
SPDR S&P MidCap 400 ETF Trust	540	266,652
Total investment companies (cost $2,463,455)		$2,651,117

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value
Danaher Corp. 5.00% cv. pfd.	58	$99,123
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	94	93,509
Total convertible preferred stocks (cost $156,189)		$192,632

WARRANTS (0.0%)* †	Expiration date	Strike price	Warrants	Value
Occidental Petroleum Corp.	8/3/27	$22.00	49	$613
Total warrants (cost $243)				$613

SHORT-TERM INVESTMENTS (8.3%)*		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.10% [d]	Shares	1,706,400	$1,706,400
Putnam Short Term Investment Fund Class P 0.10% L	Shares	5,051,399	5,051,399
U.S. Treasury Bills 0.035%, 4/21/22 # ∆		$400,000	399,886
Total short-term investments (cost $7,157,744)			$7,157,685

TOTAL INVESTMENTS
Total investments (cost $63,919,944)	$88,051,289

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Dynamic Asset Allocation Equity Fund 33

PJSC	Public Joint Stock Company
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2021 through November 30, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $86,064,799.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $288,913 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $110,967 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $274,180 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	77.9%	Taiwan	1.0%
Japan	3.1	South Korea	0.8
United Kingdom	2.9	Netherlands	0.7
France	2.0	Ireland	0.6
Switzerland	1.6	Hong Kong	0.6
China	1.3	Sweden	0.5
Germany	1.2	Other	3.6
India	1.1	Total	100.0%
Australia	1.1

34 Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 11/30/21 (aggregate face value $33,227,472) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Sell	1/19/22	$31,241	$29,757	$(1,484)
	British Pound	Buy	12/15/21	197,404	205,516	(8,112)
	Canadian Dollar	Sell	1/19/22	11,591	11,905	314
	Euro	Buy	12/15/21	975,987	1,023,069	(47,082)
	Japanese Yen	Sell	2/16/22	379,015	376,495	(2,520)
	New Zealand Dollar	Sell	1/19/22	197,897	199,247	1,350
	Swedish Krona	Buy	12/15/21	171,810	179,966	(8,156)
	Swedish Krona	Sell	12/15/21	171,810	175,086	3,276
	Swiss Franc	Sell	12/15/21	27,681	28,142	461
Barclays Bank PLC
	Australian Dollar	Sell	1/19/22	140,940	143,381	2,441
	British Pound	Buy	12/15/21	139,141	144,007	(4,866)
	Canadian Dollar	Sell	1/19/22	346,403	356,205	9,802
	Euro	Sell	12/15/21	109,262	111,228	1,966
	Japanese Yen	Buy	2/16/22	82,420	81,878	542
	New Zealand Dollar	Sell	1/19/22	107,783	110,027	2,244
	Swedish Krona	Buy	12/15/21	88,818	93,170	(4,352)
	Swedish Krona	Sell	12/15/21	88,818	89,159	341
	Swiss Franc	Sell	12/15/21	93,069	91,670	(1,399)
Citibank, N.A.
	Australian Dollar	Sell	1/19/22	12,981	13,262	281
	British Pound	Buy	12/15/21	313,001	323,974	(10,973)
	Canadian Dollar	Sell	1/19/22	304,346	312,596	8,250
	Danish Krone	Sell	12/15/21	94,566	98,979	4,413
	Euro	Buy	12/15/21	451,232	472,329	(21,097)
	Japanese Yen	Buy	2/16/22	750,347	745,483	4,864
	New Zealand Dollar	Sell	1/19/22	231,460	236,224	4,764
	Norwegian Krone	Buy	12/15/21	145,226	152,638	(7,412)
	Norwegian Krone	Sell	12/15/21	145,226	147,463	2,237
	Swedish Krona	Sell	12/15/21	27,731	30,442	2,711
	Swiss Franc	Sell	12/15/21	164,015	163,340	(675)
Credit Suisse International
	Australian Dollar	Buy	1/19/22	2,282	2,332	(50)
	British Pound	Sell	12/15/21	89,524	93,107	3,583
	Canadian Dollar	Buy	1/19/22	16,134	17,135	(1,001)
	Euro	Sell	12/15/21	11,006	11,524	518
	New Zealand Dollar	Buy	1/19/22	102,121	104,233	(2,112)
Goldman Sachs International
	Australian Dollar	Sell	1/19/22	102,424	101,872	(552)
	Brazilian Real	Buy	2/2/22	136,390	143,591	(7,201)
	British Pound	Buy	12/15/21	139,540	154,612	(15,072)
	Canadian Dollar	Buy	1/19/22	277,717	279,529	(1,812)
	Euro	Sell	12/15/21	313,264	302,929	(10,335)
	Japanese Yen	Buy	2/16/22	35,440	34,622	818

Dynamic Asset Allocation Equity Fund 35

FORWARD CURRENCY CONTRACTS at 11/30/21 (aggregate face value $33,227,472) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
	New Zealand Dollar	Sell	1/19/22	$379,082	$388,475	$9,393
	Norwegian Krone	Buy	12/15/21	380,324	388,139	(7,815)
	Norwegian Krone	Sell	12/15/21	380,324	396,769	16,445
	South African Rand	Buy	1/19/22	27,169	28,712	(1,543)
	Swedish Krona	Buy	12/15/21	599,388	630,066	(30,678)
	Swedish Krona	Sell	12/15/21	599,388	613,238	13,850
	Swiss Franc	Buy	12/15/21	64,190	64,007	183
HSBC Bank USA, National Association
	Australian Dollar	Sell	1/19/22	123,322	125,947	2,625
	British Pound	Sell	12/15/21	607,644	629,242	21,598
	Canadian Dollar	Buy	1/19/22	95,314	96,768	(1,454)
	Chinese Yuan (Offshore)	Buy	2/16/22	586,589	582,872	3,717
	Euro	Buy	12/15/21	550,057	571,697	(21,640)
	Japanese Yen	Buy	2/16/22	34,427	34,135	292
	New Zealand Dollar	Sell	1/19/22	53,004	51,312	(1,692)
	Swedish Krona	Buy	12/15/21	31,870	33,439	(1,569)
	Swiss Franc	Sell	12/15/21	120,641	121,288	647
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/19/22	57,204	48,921	8,283
	British Pound	Buy	12/15/21	622,672	650,187	(27,515)
	Canadian Dollar	Buy	1/19/22	539,380	552,929	(13,549)
	Euro	Sell	12/15/21	624,372	653,977	29,605
	Japanese Yen	Sell	2/16/22	397,414	394,828	(2,586)
	New Zealand Dollar	Buy	1/19/22	750,113	765,586	(15,473)
	Norwegian Krone	Sell	12/15/21	77,456	75,965	(1,491)
	Singapore Dollar	Buy	2/16/22	12,015	12,146	(131)
	South Korean Won	Sell	2/16/22	51,305	51,319	14
	Swedish Krona	Buy	12/15/21	195,135	203,027	(7,892)
	Swedish Krona	Sell	12/15/21	195,135	198,721	3,586
	Swiss Franc	Buy	12/15/21	6,321	6,404	(83)
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	1/19/22	872,315	893,981	(21,666)
	British Pound	Buy	12/15/21	1,330	9,989	(8,659)
	Canadian Dollar	Buy	1/19/22	170,813	178,270	(7,457)
	Euro	Buy	12/15/21	47,426	58,200	(10,774)
	Japanese Yen	Buy	2/16/22	458,632	455,927	2,705
	New Zealand Dollar	Sell	1/19/22	144,757	141,176	(3,581)
	Norwegian Krone	Buy	12/15/21	366,979	382,158	(15,179)
	Norwegian Krone	Sell	12/15/21	366,979	385,503	18,524
	Swedish Krona	Buy	12/15/21	72,361	106,372	(34,011)
	Swiss Franc	Buy	12/15/21	206,625	208,432	(1,807)
NatWest Markets PLC
	Australian Dollar	Buy	1/19/22	396,572	403,062	(6,490)
	British Pound	Sell	12/15/21	52,544	53,147	603

36 Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 11/30/21 (aggregate face value $33,227,472) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
NatWest Markets PLC cont.
	Canadian Dollar	Buy	1/19/22	$72,053	$73,149	$(1,096)
	Euro	Sell	12/15/21	179,380	198,925	19,545
	Japanese Yen	Buy	2/16/22	501,938	495,368	6,570
	New Zealand Dollar	Sell	1/19/22	323,485	329,256	5,771
	Norwegian Krone	Buy	12/15/21	163,954	171,600	(7,646)
	Norwegian Krone	Sell	12/15/21	163,954	166,484	2,530
	Swedish Krona	Buy	12/15/21	74,603	78,271	(3,668)
	Swedish Krona	Sell	12/15/21	74,603	74,889	286
	Swiss Franc	Sell	12/15/21	192,458	193,479	1,021
State Street Bank and Trust Co.
	Australian Dollar	Sell	1/19/22	700,277	731,573	31,296
	British Pound	Sell	12/15/21	505,483	514,530	9,047
	Canadian Dollar	Buy	1/19/22	283,748	288,478	(4,730)
	Euro	Sell	12/15/21	402,898	400,858	(2,040)
	Japanese Yen	Sell	2/16/22	1,049,826	1,043,271	(6,555)
	New Zealand Dollar	Buy	1/19/22	582,709	609,717	(27,008)
	Norwegian Krone	Buy	12/15/21	290,486	300,714	(10,228)
	Norwegian Krone	Sell	12/15/21	290,486	306,170	15,684
	Swedish Krona	Buy	12/15/21	130,131	132,733	(2,602)
	Swiss Franc	Buy	12/15/21	328,247	326,265	1,982
Toronto-Dominion Bank
	Australian Dollar	Buy	1/19/22	251,709	258,756	(7,047)
	British Pound	Buy	12/15/21	217,624	222,600	(4,976)
	Canadian Dollar	Sell	1/19/22	441,012	453,255	12,243
	Euro	Sell	12/15/21	138,762	140,664	1,902
	Hong Kong Dollar	Sell	2/16/22	200,082	200,460	378
	Japanese Yen	Buy	2/16/22	343,192	340,939	2,253
	New Zealand Dollar	Sell	1/19/22	186,096	189,905	3,809
	Norwegian Krone	Buy	12/15/21	36,992	45,874	(8,882)
	Swedish Krona	Buy	12/15/21	731,971	740,410	(8,439)
	Swedish Krona	Sell	12/15/21	731,971	755,319	23,348
UBS AG
	Australian Dollar	Buy	1/19/22	95,148	89,793	5,355
	British Pound	Sell	12/15/21	273,227	283,336	10,109
	Canadian Dollar	Sell	1/19/22	150,763	158,120	7,357
	Euro	Sell	12/15/21	10,892	10,388	(504)
	Japanese Yen	Buy	2/16/22	871,520	865,480	6,040
	Japanese Yen	Sell	2/16/22	227,036	225,370	(1,666)
	New Zealand Dollar	Buy	1/19/22	372,601	386,055	(13,454)
	New Zealand Dollar	Sell	1/19/22	375,057	384,163	9,106
	Norwegian Krone	Buy	12/15/21	334,122	342,161	(8,039)
	Norwegian Krone	Sell	12/15/21	334,122	348,997	14,875
	Swedish Krona	Buy	12/15/21	335,163	348,201	(13,038)

Dynamic Asset Allocation Equity Fund 37

FORWARD CURRENCY CONTRACTS at 11/30/21 (aggregate face value $33,227,472) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
UBS AG cont.
	Swedish Krona	Sell	12/15/21	$335,164	$345,833	$10,669
	Swiss Franc	Sell	12/15/21	545	1,769	1,224
WestPac Banking Corp.
	Australian Dollar	Sell	1/19/22	330,310	337,415	7,105
	British Pound	Buy	12/15/21	37,246	38,735	(1,489)
	Canadian Dollar	Sell	1/19/22	19,658	19,956	298
	Euro	Sell	12/15/21	12,140	12,714	574
	Japanese Yen	Buy	2/16/22	203,116	201,743	1,373
	New Zealand Dollar	Buy	1/19/22	2,046	4,874	(2,828)
Unrealized appreciation						398,996
Unrealized (depreciation)						(536,933)
Total						$(137,937)
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 11/30/21 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index (Short)	3	$333,556	$335,325	Dec-21	$16,319
Russell 2000 Index E-Mini (Long)	43	5,081,716	4,724,195	Dec-21	(101,823)
S&P 500 Index E-Mini (Short)	3	685,050	684,938	Dec-21	(19,874)
Unrealized appreciation					16,319
Unrealized (depreciation)					(121,697)
Total					$(105,378)

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/21 (Unaudited)
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
$26,523	$26,169	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Abbvie Inc. — Monthly	$(359)
49,858	47,684	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Agilent Technologies, Inc. — Monthly	(2,255)
13,066	12,529	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Amgen Inc — Monthly	(428)
6,130	5,521	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Astellas Pharma Inc. — Monthly	(540)
24,749	22,700	—	12/15/25	(1 month USD-LIBOR-BBA) — Monthly	AstraZeneca PLC — Monthly	(2,050)

38 Dynamic Asset Allocation Equity Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/21 (Unaudited) cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$19,635	$17,883	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Astrazeneca Plc — Monthly	$(1,755)
19,731	17,319	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Bayer AG- Reg — Monthly	(2,415)
18,756	16,266	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Biogen Inc. — Monthly	(2,493)
17,648	15,874	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Bristol-Myers Squibb Co. — Monthly	(1,776)
18,242	17,292	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	CSL Ltd. — Monthly	(953)
1,897	1,826	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Dajichi Sankyo Co Ltd. — Monthly	(64)
8,947	7,266	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Eisai Co Ltd. — Monthly	(1,605)
15,764	15,130	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Eli Lilly & Co. — Monthly	(585)
4,624	4,855	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Eurofins Scientific — Monthly	230
5,152	4,692	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Galapagos NV — Monthly	(462)
14,650	15,027	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Gilead Sciences Inc — Monthly	375
28,678	27,257	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Glaxosmithkline Plc — Monthly	(1,081)
2,900	2,475	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Grifols Sa — Monthly	(425)
5,215	4,716	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	H Lundbeck A/S — Monthly	(500)
6,992	6,467	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Hikma Pharmaceuticals PLC — Monthly	(526)
7,636	7,443	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Hisamitsu Pharmaceutical Co — Monthly	(194)

Dynamic Asset Allocation Equity Fund 39

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/21 (Unaudited) cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$29,178	$28,130	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Illumina Inc — Monthly	$(1,053)
3,325	3,454	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Incyte Corp — Monthly	128
35,436	33,020	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Ipsen — Monthly	(2,422)
50,614	52,085	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	IQVIA Holdings, Inc. — Monthly	1,463
27,635	26,352	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Johnson & Johnson — Monthly	(1,108)
30,631	27,417	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Merck & Co. Inc. — Monthly	(3,219)
59,999	60,310	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Merck Kgaa — Monthly	300
53,027	52,995	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Mettler-Toledo International — Monthly	(41)
2,231	2,158	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Novartis Ag-Reg — Monthly	(73)
1,235	1,082	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Organon & Co. — Monthly	(143)
958	904	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Orion Oyj-Class B — Monthly	(55)
52,074	51,733	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Perkinelmer Inc. — Monthly	(350)
21,294	18,282	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Perrigo Co Plc — Monthly	(3,017)
42,749	46,262	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Pfizer, Inc. — Monthly	3,841
1,371	1,320	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Recordati Industria Chemica — Monthly	(43)
3,239	3,183	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Regeneron Pharmaceuticals — Monthly	(57)

40 Dynamic Asset Allocation Equity Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/21 (Unaudited) cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$24,996	$23,112	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Sanofi — Monthly	$(1,889)
25,017	27,111	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Sartorius Stedim Biotech — Monthly	2,089
9,447	10,058	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Shionogi & Co Ltd — Monthly	673
17,345	15,857	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Sumitomo Dajnippon Pharma Co. — Monthly	(1,344)
16,313	15,392	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Taisho Pharmaceutical Holdin — Monthly	(798)
8,726	8,071	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Takeda Pharmaceutical Co Ltd — Monthly	(438)
14,490	12,664	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Teva Pharmaceutical-Sp Adr — Monthly	(1,829)
49,956	49,994	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Thermo Fisher Scientific Inc — Monthly	29
5,775	5,219	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Ucb Sa — Monthly	(557)
747	748	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Vertex Pharmaceuticals Inc — Monthly	—
22,504	19,930	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Viatris, Inc. — Monthly	(2,400)
11,553	9,995	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Vifor Pharma AG — Monthly	(1,559)
52,537	49,867	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Waters Corp. — Monthly	(2,675)
44,076	45,296	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Zoetis, Inc. — Monthly	1,263
Upfront premium received		—		Unrealized appreciation		10,391
Upfront premium (paid)		—		Unrealized (depreciation)		(45,536)
Total		$—		Total	$(35,145)

Dynamic Asset Allocation Equity Fund 41

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$1,802,242	$1,455,285	$—
Capital goods	3,449,208	641,143	—
Communication services	1,502,412	311,405	—
Conglomerates	214,469	—	—
Consumer cyclicals	10,291,062	2,539,334	—
Consumer staples	3,646,994	1,647,652	—
Energy	1,289,463	863,193	—
Financials	7,438,025	2,882,256	—
Government	—	24,563	—
Health care	7,465,114	2,074,764	—
Miscellaneous	25,359	51,550	—
Technology	21,369,701	3,723,334	—
Transportation	1,149,721	341,902	—
Utilities and power	1,427,735	421,356	—
Total common stocks	61,071,505	16,977,737	—
Convertible preferred stocks	—	192,632	—
Investment companies	2,651,117	—	—
Warrants	613	—	—
Short-term investments	—	7,157,685	—
Totals by level	$63,723,235	$24,328,054	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(137,937)	$—
Futures contracts	(105,378)	—	—
Total return swap contracts	—	(35,145)	—
Totals by level	$(105,378)	$(173,082)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

42 Dynamic Asset Allocation Equity Fund

Statement of assets and liabilities 11/30/21 (Unaudited)

ASSETS
Investment in securities, at value, including $1,640,016 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $57,162,145)	$81,293,490
Affiliated issuers (identified cost $6,757,799) (Note 5)	6,757,799
Foreign currency (cost $3,112) (Note 1)	3,037
Foreign tax reclaim	28,879
Dividends, interest and other receivables	108,487
Receivable for shares of the fund sold	107,102
Receivable for investments sold	69,473
Receivable from Manager (Note 2)	26,086
Receivable for variation margin on futures contracts (Note 1)	15,248
Unrealized appreciation on forward currency contracts (Note 1)	398,996
Unrealized appreciation on OTC swap contracts (Note 1)	10,391
Prepaid assets	8,887
Total assets	88,827,875

LIABILITIES
Payable to custodian	45,571
Payable for investments purchased	159,864
Payable for shares of the fund repurchased	68,150
Payable for custodian fees (Note 2)	24,715
Payable for investor servicing fees (Note 2)	1,444
Payable for Trustee compensation and expenses (Note 2)	7,423
Payable for administrative services (Note 2)	226
Payable for variation margin on futures contracts (Note 1)	92,225
Unrealized depreciation on OTC swap contracts (Note 1)	45,536
Unrealized depreciation on forward currency contracts (Note 1)	536,933
Collateral on securities loaned, at value (Note 1)	1,706,400
Other accrued expenses	74,589
Total liabilities	2,763,076

Net assets	$86,064,799

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$51,894,771
Total distributable earnings (Note 1)	34,170,028
Total — Representing net assets applicable to capital shares outstanding	$86,064,799

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($31,388 divided by 1,898 shares)	$16.53†
Offering price per class A share (100/94.25 of $16.53)*	$17.54
Net asset value, offering price and redemption price per class P share
($86,033,411 divided by 5,197,374 shares)	$16.55

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

†Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 43

Statement of operations Six months ended 11/30/21 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $13,985)	$609,981
Interest (including interest income of $1,724 from investments in affiliated issuers) (Note 5)	2,049
Securities lending (net of expenses) (Notes 1 and 5)	655
Total investment income	612,685

EXPENSES
Compensation of Manager (Note 2)	241,595
Investor servicing fees (Note 2)	4,188
Custodian fees (Note 2)	53,530
Trustee compensation and expenses (Note 2)	1,468
Administrative services (Note 2)	704
Auditing and tax fees	46,970
Other	30,929
Fees waived and reimbursed by Manager (Note 2)	(124,784)
Total expenses	254,600
Expense reduction (Note 2)	(47)
Net expenses	254,553

Net investment income	358,132

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $31,995) (Notes 1 and 3)	5,105,916
Foreign currency transactions (Note 1)	(6,460)
Forward currency contracts (Note 1)	(253,311)
Futures contracts (Note 1)	(809,626)
Swap contracts (Note 1)	132,129
Written options (Note 1)	(10,345)
Total net realized gain	4,158,303
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(1,109,950)
Assets and liabilities in foreign currencies	(67,239)
Forward currency contracts	(147,510)
Futures contracts	212,274
Swap contracts	(62,356)
Written options	813
Total change in net unrealized depreciation	(1,173,968)

Net gain on investments	2,984,335

Net increase in net assets resulting from operations	$3,342,467

The accompanying notes are an integral part of these financial statements.

44 Dynamic Asset Allocation Equity Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 11/30/21*	Year ended 5/31/21
Operations
Net investment income	$358,132	$733,843
Net realized gain on investments
and foreign currency transactions	4,158,303	8,441,461
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(1,173,968)	15,196,580
Net increase in net assets resulting from operations	3,342,467	24,371,884
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(179)
Class P	—	(628,823)
From net realized long-term gain on investments
Class A	—	(612)
Class P	—	(1,647,500)
Increase (decrease) from capital share transactions (Note 4)	3,837,098	(6,050,761)
Total increase in net assets	7,179,565	16,044,009

NET ASSETS
Beginning of period	78,885,234	62,841,225
End of period	$86,064,799	$78,885,234

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 45

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
November 30, 2021**	$15.86	.05	.62	.67	—	—	—	$16.53	4.22*	$31	.42*	.32*	35*
May 31, 2021	11.45	.11	4.73	4.84	(.10)	(.33)	(0.43)	15.86	42.70	31.86		.81	64
May 31, 2020	11.07	.16	.46	.62	(.16)	(.08)	(0.24)	11.45	5.47	21.85		1.36	89
May 31, 2019	13.28	.21	(.81)	(.60)	(.17)	(1.44)	(1.61)	11.07	(3.72)	39.86		1.71	115
May 31, 2018	12.75	.20	1.52	1.72	(.28)	(.91)	(1.19)	13.28	13.56	21.87		1.52	50
May 31, 2017	11.05	.15	1.70	1.85	(.15)	—	(0.15)	12.75	16.84	18.89		1.30	106
Class P
November 30, 2021**	$15.86	.07	.62	.69	—	—	—	$16.55	4.35*	$86,033	.31*	.43*	35*
May 31, 2021	11.45	.14	4.73	4.87	(.13)	(.33)	(0.46)	15.86	42.98	78,855.62		1.05	64
May 31, 2020	11.09	.18	.46	.64	(.20)	(.08)	(0.28)	11.45	5.61	62,820.62		1.58	89
May 31, 2019	13.30	.23	(.79)	(.56)	(.21)	(1.44)	(1.65)	11.09	(3.43)	78,602.62		1.85	115
May 31, 2018	12.77	.24	1.51	1.75	(.31)	(.91)	(1.22)	13.30	13.79	87,341.63		1.77	50
May 31, 2017 †	11.41	.14	1.38	1.52	(.16)	—	(0.16)	12.77	13.39 *	82,074	.45*	1.20*	106

* Not annualized.

** Unaudited.

† For the period August 31, 2016 (commencement of operations) to May 31, 2017.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

		Percentage of average net assets
	Class A	Class P
November 30, 2021	0.15%	0.15%
May 31, 2021	0.35	0.35
May 31, 2020	0.32	0.32
May 31, 2019	0.28	0.28
May 31, 2018	0.26	0.26
May 31, 2017	0.29	0.23*

The accompanying notes are an integral part of these financial statements.

46 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 47

Notes to financial statements 11/30/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2021 through November 30, 2021.

Putnam Dynamic Asset Allocation Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term growth. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in common stocks. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. While Putnam Management typically allocates approximately 75% of the fund’s assets to investments in U.S. companies, and 25% of the fund’s assets to investments in international companies, these allocations may vary. Putnam Management invests mainly in developed countries, but may invest in emerging markets. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A and class P shares. Class A shares are sold with a maximum front-end sales charge of 5.75%, and generally do not pay a contingent deferred sales charge. Class P shares, which are sold at net asset value, are generally subject to the same expenses as class A, but do not bear a distribution fee and bear lower investor servicing fee, which is identified in Note 2. Class P shares are generally only available to corporate and institutional clients and clients in other approved programs. Class P shares are not available to all investors. As of the end of the reporting period, all of the class P shares are held by the Putnam Target Date Funds.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

48 Dynamic Asset Allocation Equity Fund

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities and total return swaps taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities and total return swaps in the portfolio.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Dynamic Asset Allocation Equity Fund 49

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

50 Dynamic Asset Allocation Equity Fund

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement

Dynamic Asset Allocation Equity Fund 51

of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $253,191 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $110,967 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,706,400 and the value of securities loaned amounted to $1,640,016.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $65,214,354,

52 Dynamic Asset Allocation Equity Fund

resulting in gross unrealized appreciation and depreciation of $25,733,969 and $2,140,222, respectively, or net unrealized appreciation of $23,593,747.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.291% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.02% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $124,784 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A and class P shares that

Dynamic Asset Allocation Equity Fund 53

included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$36
Class P	4,152
Total	$4,188

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $47 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $54, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies for net commissions from the sale of shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$30,165,904	$27,742,305
U.S. government securities (Long-term)	—	—
Total	$30,165,904	$27,742,305

54 Dynamic Asset Allocation Equity Fund

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 11/30/21		YEAR ENDED 5/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	2	$42	11	$142
Shares issued in connection with
reinvestment of distributions	—	—	56	791
	2	42	67	933
Shares repurchased	(30)	(495)	—	—
Net increase (decrease)	(28)	$(453)	67	$933

	SIX MONTHS ENDED 11/30/21		YEAR ENDED 5/31/21
Class P	Shares	Amount	Shares	Amount
Shares sold	1,166,856	$19,239,135	5,302,979	$70,249,560
Shares issued in connection with
reinvestment of distributions	—	—	162,016	2,276,323
	1,166,856	19,239,135	5,464,995	72,525,883
Shares repurchased	(940,253)	(15,401,584)	(5,980,916)	(78,577,577)
Net increase (decrease)	226,603	$3,837,551	(515,921)	$(6,051,694)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	1,250	65.86%	$20,663

Dynamic Asset Allocation Equity Fund 55

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/21	cost	proceeds	income	of 11/30/21
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$1,043,590	$17,046,305	$16,383,495	$346	$1,706,400
Putnam Short Term
Investment Fund**	3,522,079	9,480,822	7,951,502	1,724	5,051,399
Total Short-term
investments	$4,565,669	$26,527,127	$24,334,997	$2,070	$6,757,799

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

56 Dynamic Asset Allocation Equity Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$30
Purchased currency option contracts (contract amount)	$1,900,000
Written equity option contracts (contract amount)	$30
Written currency option contracts (contract amount)	$1,400,000
Futures contracts (number of contracts)	70
Forward currency contracts (contract amount)	$66,000,000
OTC total return swap contracts (notional)	$1,700,000
Warrants (number of warrants)	50

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Investments, Receivables	$398,996	Payables	$536,933
Equity contracts	Investments, Receivables	27,323*	Payables	167,233*
Total		$426,319		$704,166

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted				Forward
for as hedging instruments				currency
under ASC 815		Options	Futures	contracts	Swaps	Total
Foreign exchange contracts		$(7,268)	$—	$(253,311)	$—	$(260,579)
Equity contracts		25,365	(809,626)	—	132,129	(652,132)
Total		$18,097	$(809,626)	$(253,311)	$132,129	$(912,711)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Foreign
exchange contracts	$—	$—	$—	$(147,510)	$—	$(147,510)
Equity contracts	76	(9,026)	212,274	—	(62,356)	140,968
Total	$76	$(9,026)	$212,274	$(147,510)	$(62,356)	$(6,542)

Dynamic Asset Allocation Equity Fund 57

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	BofA Securities, Inc.	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
OTC Total return swap contracts*#	$—	$—	$—	$—	$—	$10,391	$—	$—	$—	$—	$—	$—	$—	$—	$10,391
Futures contracts§	—	—	15,248	—	—	—	—	—	—	—	—	—	—	—	15,248
Forward currency contracts#	5,401	17,336	—	27,520	4,101	40,689	28,879	41,488	21,229	36,326	58,009	43,933	64,735	9,350	398,996
Total Assets	$5,401	$17,336	$15,248	$27,520	$4,101	$51,080	$28,879	$41,488	$21,229	$36,326	$58,009	$43,933	$64,735	$9,350	$424,635
Liabilities:
OTC Total return swap contracts*#	—	—	—	—	—	45,536	—	—	—	—	—	—	—	—	45,536
Futures contracts§	—	—	92,225	—	—	—	—	—	—	—	—	—	—	—	92,225
Forward currency contracts#	67,354	10,617	—	40,157	3,163	75,008	26,355	68,720	103,134	18,900	53,163	29,344	36,701	4,317	536,933
Total Liabilities	$67,354	$10,617	$92,225	$40,157	$3,163	$120,544	$26,355	$68,720	$103,134	$18,900	$53,163	$29,344	$36,701	$4,317	$674,694
Total Financial and Derivative
Net Assets	$(61,953)	$6,719	$(76,977)	$(12,637)	$938	$(69,464)	$2,524	$(27,232)	$(81,905)	$17,426	$4,846	$14,589	$28,034	$5,033	$(250,059)
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$(69,464)	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$(61,953)	$6,719	$(76,977)	$(12,637)	$938	$—	$2,524	$(27,232)	$(81,905)	$17,426	$4,846	$14,589	$28,034	$5,033
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$(110,967)	$—	$—	$—	$—	$—	$—	$—	$—	$(110,967)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $288,913.

58 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 59

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

60 Dynamic Asset Allocation Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisors	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
The Putnam Advisory Company, LLC	Mona K. Sutphen	Assistant Treasurer
100 Federal Street
Boston, MA 02110	Officers	Denere P. Poulack
	Robert L. Reynolds	Assistant Vice President,
Marketing Services	President	Assistant Clerk, and
Putnam Retail Management		Assistant Treasurer
Limited Partnership	James F. Clark
100 Federal Street	Vice President, Chief Compliance	Janet C. Smith
Boston, MA 02110	Officer, and Chief Risk Officer	Vice President,
Principal Financial Officer,
Custodian	Nancy E. Florek	Principal Accounting Officer,
State Street Bank	Vice President, Director of	and Assistant Treasurer
and Trust Company	Proxy Voting and Corporate
	Governance, Assistant Clerk,	Stephen J. Tate
Legal Counsel	and Assistant Treasurer	Vice President and
Ropes & Gray LLP		Chief Legal Officer
Michael J. Higgins
	Vice President, Treasurer,	Mark C. Trenchard
	and Clerk	Vice President

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 24, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 24, 2022